UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Outset Medical, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Outset OUTSET MEDICAL, INC. 3052 ORCHARD DR. SAN JOSE, CA 95134 V69104-P26703 Your Vote Counts! OUTSET MEDICAL, INC. 2025 Annual Meeting Vote by June 1, 2025 11:59 PM ET You invested in OUTSET MEDICAL, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2025. Get informed before you vote View the Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number = Virtually at: Vote Virtually During the Meeting* June 2, 2025 10:30 a.m. Pacific Time www.virtualshareholdermeeting.com/OM2025 *Please check the meeting materials for any special requirements on how to access the virtual meeting.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Class II Directors Nominees: 1a. D. Keith Grossman 1b. Patrick T. Hackett For For 2. To approve, on a non-binding basis, the 2024 compensation of our named executive officers For 3. To approve an amendment to our 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 1,950,000 shares For 4. To approve an amendment to our Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under the plan by 255,000 shares For 5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025 NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V69105-P26703